UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)            December 1, 2005

LEGG MASON, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-8529	52-1200960
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

100 Light Street, Baltimore, Maryland	21202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:        (410) 539-0000

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2	Financial Information

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 7, 2005, Legg Mason, Inc. (the “Company”) filed a Current Report on Form 8-K in connection with the December 1, 2005 completion of a transaction with Citigroup Inc. whereby the Company acquired the ownership interests in Citigroup subsidiaries that constitute substantially all of Citigroup’s worldwide asset management business (“CAM”) in exchange for, among other things, the ownership interests in Company subsidiaries that constitute the Company’s private client brokerage and capital markets businesses (the “Transaction”). The Transaction is discussed in the Company’s Current Report on Form 8-K filed December 7, 2005. This Current Report on Form 8-K/A amends the Current Report on Form 8-K discussing the Transaction that was filed on December 7, 2005 to include audited and unaudited financial statements for the CAM business and related Company pro forma financial information. Attached hereto as Exhibits 99.1, 99.2 and 99.3, and incorporated herein by reference, are the audited combined financial statements of the CAM business for the fiscal years ended December 31, 2004, 2003 and 2002, the unaudited combined financial statements of the CAM business for the nine months ended September 30, 2005 and 2004 and unaudited pro forma combined financial data of the Company giving effect to the Transaction and the Company’s acquisition of Permal Group Ltd., respectively.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

(i)	The following audited combined financial statements of CAM are incorporated herein by reference to Exhibit 99.1

(1)	Independent Auditors’ Report on Combined Financial Statements of Citigroup Asset Management Businesses to be Transferred as of and for the Years Ended December 31, 2004, 2003, and 2002

(2)	Citigroup Asset Management Businesses to be Transferred Combined Statements of Financial Condition as of December 31, 2004 and 2003.

(3)	Citigroup Asset Management Businesses to be Transferred Combined Statements of Operations for the Years Ended December 31, 2004, 2003, and 2002

(4)	Citigroup Asset Management Businesses to be Transferred Combined Statements of Changes in Net Assets for the Years Ended December 31, 2004, 2003, and 2002

(5)	Citigroup Asset Management Businesses to be Transferred Combined Statements of Cash Flows for the Years Ended December 31, 2004, 2003, and 2002

(6)	Citigroup Asset Management Businesses to be Transferred Notes to Combined Financial Statements as of and for the Years Ended December 31, 2004, 2003, and 2002

(ii)	The following unaudited combined financial statements of CAM are incorporated herein by reference to Exhibit 99.2

(1)	Citigroup Asset Management Businesses to be Transferred Combined Statements of Financial Condition as of September 30, 2005 and December 31, 2004

(2)	Citigroup Asset Management Businesses to be Transferred Combined Statements of Operations for the Nine Months Ended September 30, 2005 and 2004

(3)	Citigroup Asset Management Businesses to be Transferred Combined Statements of Changes in Net Assets for the Nine Months Ended September 30, 2005 and 2004

(4)	Citigroup Asset Management Businesses to be Transferred Combined Statements of Cash Flows for the Nine Months Ended September 30, 2005 and 2004

(5)	Citigroup Asset Management Businesses to be Transferred Notes to Combined Financial Statements as of and for the Nine Months Ended September 30, 2005 and December 31, 2004

(b)	Pro forma financial information.

The following pro forma combined financial statements are incorporated herein by reference to Exhibit 99.3

(i)	Legg Mason, Inc. Unaudited Pro Forma Combined Financial Data Discussion

(ii)	Legg Mason, Inc. Unaudited Pro Forma Combined Balance Sheet as of September 30, 2005

(iii)	Legg Mason, Inc. Unaudited Pro Forma Combined Statements of Income for the Twelve Months Ended March 31, 2005

(iv)	Legg Mason, Inc. Unaudited Pro Forma Combined Statements of Income for the Six Months Ended September 30, 2005

(v)	Notes to the Unaudited Pro Forma Combined Financial Statements

(d)	Exhibits.

23	Consent of Independent Auditors

99.1	Citigroup Asset Management Businesses to be Transferred Audited Combined Financial Statements as of and for the Years Ended December 31, 2004, 2003 and 2002

99.2	Citigroup Asset Management Businesses to be Transferred Unaudited Combined Financial Statements as of and for the Nine Months Ended September 30, 2005 and 2004

99.3	Unaudited Pro Forma Combined Financial Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGG MASON, INC.
(Registrant)

Date: December 21, 2005	By:	/s/ Thomas P. Lemke
Thomas P. Lemke Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

23	Consent of Independent Auditors

99.1	Citigroup Asset Management Businesses to be Transferred Audited Combined Financial Statements as of and for the Years Ended December 31, 2004, 2003 and 2002

99.2	Citigroup Asset Management Businesses to be Transferred Unaudited Combined Financial Statements as of and for the Nine Months Ended September 30, 2005 and 2004

99.3	Unaudited Pro Forma Combined Financial Data

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